SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 12, 2004

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

     On February 13, 2004, the Registrant filed a Form 8-K attaching its press release as Exhibit 99.1, announcing its fourth quarter and full year 2003 results. This amendment corrects the Form 8-K, which inadvertently filed the press release pursuant to Item 5, to furnish the press release under Item 12 and amends and restates the prior filing in its entirety.

Item 7. Financial Statements and Exhibits

(c) EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Phoenix Footwear Group, Inc. dated February 12, 2004.

Item 12. Results of Operations and Financial Condition.

     On February 12, 2004, the Registrant issued a press announcing its fourth quarter and full year 2003 results. A copy of the press release is attached as Exhibit 99.1 to this current report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
Date: March 26, 2004	By:	/s/ James R. Riedman
James R. Riedman
Chairman and CEO

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Phoenix Footwear Group, Inc. dated February 12, 2004.